Q2 2025 Earnings Presentation September 2025

Safe Harbor/Forward Looking Statements 2 This presentation by Academy Sports and Outdoors, Inc. (the “Company”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Academy’s current expectations and are not guarantees of future performance. Forward-looking statements may incorporate words such as “believe,” “expect,” “forward,” “ahead,” “opportunities,” “plans,” “priorities,” “goals,” “future,” “short/long term,” “will,” “should,” or the negative version of these words or other comparable words. The forward-looking statements include, among other things, statements regarding the Company’s strategic plans, long range plans, goals and targets, and financial objectives, including the implementation of such plans, the growth of the Company’s business and operations, including the opening of new stores and the expansion into new markets as well as their performance, the Company's expectations regarding its future performance and financial condition, the Company’s payment of dividends, including the timing and the amount thereof, its market opportunity and other such matters and the Company’s plans to reduce direct import cost exposure to China. These forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory, environmental, and other factors that could affect overall consumer spending or our industry, including the possible effects of ongoing macroeconomic challenges, inflation and higher interest rates, trade policy changes or additional tariffs or changes in tariffs, geopolitical tensions, or changes to the financial health of our customers, many of which are beyond the Company’s control. These and other important factors that could cause actual results to differ materially from those in the forward-looking statements include those risks mentioned above and other risks that are set forth in the Company's filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, filed on March 20, 2025, under the caption “Risk Factors," as may be updated from time to time in our periodic filings with the SEC. Any forward-looking statement in this presentation speaks only as of the date of this presentation. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws. The Company operates on a retail fiscal calendar pursuant to which its fiscal year consists of 52 or 53 weeks, ending on the Saturday closest to January 31 (which such Saturday may occur on a date following January 31) each year. References to any “year”, “quarter,” or “month” mean “fiscal year,” “fiscal quarter,” and “fiscal month,” respectively, unless the context requires otherwise. References to “2024” and “LY” relate to its fiscal year ended February 1, 2025, unless the context requires otherwise. References to “FY25” relate to its fiscal year ending January 31, 2026, unless the context requires otherwise. References to “Q2 FY25,” relate to its fiscal quarter ended August 2, 2025, unless the context requires otherwise.

Who is Academy Sports + Outdoors?

- We are a $6 billion retailer of **trending outdoor and sport categories**, operating 306 stores across 21 states[1] and counting
- We have a **significant growth opportunity**, highlighted by our current plan to expand store footprint and omnichannel business
- Deep consumer connections differentiated by strong focus on **assortment, value, and experience,** driving customer and community loyalties
- **Capturing tailwinds** of lasting shift of customer spend towards outdoor activities, health and wellness, and experiences



Academy
SPORTS+OUTDOORS



TOGETHER We SPORT
SPORTSWEAR
NIKE

VISION

To be the **BEST** sports + outdoors retailer in the country

MISSION

Provide **FUN FOR ALL** through strong assortments, value, and experience

VALUES

CUSTOMER focus and service

EXCELLENCE in all we do

Responsible **LEADERSHIP**

INITIATIVE with urgency

STUDENTS of the business

INTEGRITY always

Positive impact on our **COMMUNITIES**

(1) As of the end of Q2 2025

Academy SPORTS+OUTDOORS
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Growth Plan: Strategy & Goals OUR STRATEGY 1.Open NEW STORES to expand the store base by 50%+ in existing and new markets 2.Build a more powerful OMNI-CHANNEL business 3.Drive our EXISTING BUSINESS by: – Improving service and productivity in our stores – Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value – Attracting and engaging customers through communication, content, and experiences 4.Leverage and scale our SUPPLY CHAIN to enable industry-leading growth 5.Support our growth with the BEST TEAM in Retail 4 OUR LONG-RANGE GOALS*

New Store Growth ASO has opened 48 new stores over the past three years as part of our new store growth strategy, including expanding into 3 new states. During the second quarter we opened 3 new stores and plan to open an additional 11 stores in the third quarter. We opened 16 new stores in fiscal 2024 and plan to open 20 – 25 stores in fiscal 2025 across legacy, existing and new markets: • Legacy market openings - High Awareness Markets (Texas/Oklahoma/Louisiana/Arkansas) • Existing market openings - Mississippi/Alabama/Georgia/Florida/Kansas/Missouri/Tennessee/Kentucky/North Carolina/South Carolina • New market openings - Low Awareness Markets (Pennsylvania/Ohio/Indiana/Illinois/West Virginia/Maryland/Virginia) New Store Targets Year One Sales: $12M - $16M FY 25 Spend/store1: $4M - $5M Targeted ROIC2: 20%+ There is a massive white space opportunity; 80% of the US population does not live within 10- miles of an Academy store 5 (1) Includes inventory (2) ROIC is a non-GAAP measure. We have not reconciled this forward-looking estimate to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts given the uncertainty and potential variability of reconciling items which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an estimate of the most closely comparable GAAP measure at this time.

Jordan & Nike Expansion On April 23rd, the Company launched the Jordan Brand in 145 doors and online and expanded our Nike assortment in the majority of the stores and online. For the Jordan Brand, this was the first time the Company cross-merchandised apparel + footwear + accessories together by gender, into a branded shop concept. Jordan Brand football cleats and back to school accessories were launched in all stores in July/August. Nike is already the Company’s number 1 brand by sales, and they expect Jordan Brand to be in the top 20 by the end of fiscal 2025. 6

Management: Experienced Retail Leadership 7 Sam Johnson President Matt McCabe EVP, CMO Carl Ford EVP, CFO  Served as CEO and member of the Board of Directors since June 2023  Joined the Company in February 2019 as EVP and CMO  Served as President since October 2023  Joined the Company in April 2017 as EVP of Retail Operations  Served as EVP and CFO since July 2023  Joined the Company in January 2019 as SVP of Finance  Served as EVP and CMO since June 2023  Joined the Company in December 2016 as VP and DMM of Athletic & Licensed Apparel Bill Ennis EVP, CAO Chad Fox EVP, CCO Sumit Anand EVP, CIO  Served as EVP and CAO since January 2024  Joined the Company in April 2008 as Vice President of Human Resources  Served as EVP and CCO since January 2024  Prior to joining the Company, served as the SVP and Chief Marketing Officer at Dollar General  Served as SVP and CIO since March 2025  Prior to joining the Company, served as the Chief Information Officer and Head of Strategy at At Home Steve Lawrence CEO Brandy Treadway EVP, CLO & Corporate Secretary  Served as EVP and CLO since August 2025  Prior to joining the Company, served as Senior Vice President, Chief Legal Officer and Corporate Secretary for RideNow Group

Q2 FY 2025 Results 8 $1.6B Net Sales 3.3% year-over-year 0.2% Comp Sales 36.0% Gross Margin 3 New Store Openings $1.85 GAAP EPS $1.94* Adjusted EPS Source: The Company’s Q2 2025 earnings release and 10-Q to be filed on 9/2/2025 *Adjusted EPS and Adjusted Free Cash Flow are non-GAAP measures. See appendix for reconciliation of non-GAAP measures. • Saw third sequential quarter with comp sales improvement • Posted first positive quarterly comp since 2021 • Opened three new stores • Generated $79M in cash flow from operations and ~$22M in adjusted free cash flow*

Capital Allocation Framework Optimize the Capital Structure Ensure Adequate Stability A Strong Balance Sheet for Strategic Priorities Optimize Stakeholder Value  Create a capital structure sustainable through all business cycles  Hold liquidity to protect against downturns and to take advantage of opportunities  Maintain financial rigor to ensure investments satisfy minimum risk- adjusted hurdle rate  Optimize distributions through share repurchases, regular dividends, and special dividends Framework Pillar ASO Action     Optimize the Capital Structure  Keep leverage metrics in line to below industry peers and ratings agencies’ expectations  Consistently evaluate proper debt levels Adequate Stability  Continue to maintain ABL facility for unforeseen circumstances Strategic Priorities  Target net capital expenditures at 2% - 4% of sales  Fund store growth initiatives aligned with long term growth objectives  Invest in eCommerce, technology and existing stores  Address continuity needs by allocating sufficient funds on maintenance projects inclusive of store updates Distribute Additional Cash to Stakeholders  Utilize existing share repurchase authorization  Continue to return capital through existing dividend program  Evaluate other methods of stakeholder distribution 9

Fiscal 2025 Revised Guidance Fiscal 2025 guidance has been updated to narrow the low end of sales guidance from -4.0% to -3.0%. The updated sales guidance range is -3.0% to positive 1.0%. The Company expects the tax rate for the year to be 23.5%. 10

Financials 11

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GAAP to Non-GAAP Reconciliations Adjusted Net Income, Adjusted Earnings per Common Share, Adjusted EBITDA, Adjusted EBIT and Adjusted Free Cash Flow, have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). These non- GAAP measures have limitations as analytical tools. For information on these limitations, as well as information on why management believes these non-GAAP measures are useful, please see our Annual Report on Form 10-K for the fiscal year ended February 1, 2025 (the "Annual Report") filed on March 20, 2025, as such limitations and information may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov. We compensate for these limitations by primarily relying on our GAAP results in addition to using these non-GAAP measures supplementally. 16

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